Supplement dated December 1, 2023
to the following statutory prospectus(es):
Nationwide O Series dated May 1, 2023
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
(I)
Effective on December 7, 2023, the following underlying mutual fund is added as an investment option under the contract.
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BlackRock Variable Series Funds, Inc. - BlackRock Large Cap Focus Growth V.I. Fund: Class III
(II)
At meetings held on July 25, 2023, the Board of Trustees of BlackRock Variable Series Funds, Inc. - BlackRock Capital Appreciation V.I. Fund: Class III, approved the merger of the BlackRock Variable Series Funds, Inc. - BlackRock Capital Appreciation V.I. Fund: Class III (the "Target Fund") into the BlackRock Variable Series Funds, Inc. - BlackRock Large Cap Focus Growth V.I. Fund: Class III (the "Acquiring Fund"). The merger will be effective on or about December 8th, 2023 (the "Effective Date").
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The Target Fund will no longer be available to receive transfers or new purchase payments;
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The Target Fund will transfer all or substantially all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund; and
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The Acquiring Fund will assume all liabilities of the Target Fund.
Accordingly, the following changes apply to the prospectus:
(I)
Upon the closing of the merger, the Acquiring Fund will change its name from BlackRock Variable Series Funds, Inc. - BlackRock Large Cap Focus Growth V.I. Fund: Class III to BlackRock Variable Series Funds, Inc. - BlackRock Large Cap Growth Equity V.I. Fund: Class III.
PROS-0770